UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  July 29, 2011

Bacterin International Holdings, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

333-158426	20-5313323
(Commission File Number)	(IRS Employer Identification No.)

600 Cruiser Lane	59714
Belgrade, Montana
(Address of Principal Executive Offices)	(Zip Code)

(406) 388-0480
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01     Entry into a Material Definitive Agreement

The information contained above in Item 2.03 below is hereby incorporated by reference into this Item 1.01.

ITEM 1.02     Termination of a Material Definitive Agreement

In connection with the Loan Agreement described in Item 2.03 below, the Company repaid all outstanding indebtedness to Bridge Bank and Western Technology Investment (“WTI”) under existing loan agreements on July 29, 2011.  The Company incurred an early termination penalty of $265,000 in connection with the payoff of the WTI loan.

ITEM 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off- Balance Sheet Arrangement of a Registrant.

Creation of a Direct Financial Obligation

On July 29, 2011, the Company entered into Loan and Security Agreement with MidCap Funding III, LLC (“MidCap”), whereby MidCap and Silicon Valley Bank (“SVB”) agreed to provide a $15 million credit facility which allows the Company to borrow $7 million initially, and gives the Company the ability to borrow up to an additional $8 million through December 31, 2011 in connection with a permitted acquisition. The credit facility is secured by substantially all of the Company’s assets and carries an interest rate of LIBOR plus 7.5%, subject to a LIBOR floor rate of 3%.  Repayment will be interest only for the first nine months, with principal and interest for the subsequent 33 months.  In connection with the financing, MidCap and SVB also received warrants to purchase shares of the Company’s common stock, as described in Item 3.02 below.

The foregoing description of the Loan and Security Agreement is qualified in its entirety by reference to the full text of the Loan and Security Agreement, a copy of which is attached hereto as Exhibit 10.17 and incorporated herein in its entirety by reference.

ITEM 3.02.     Unregistered Sales of Equity Securities

Issuance of Warrants

In connection with the MidCap financing described in Item 2.03 above, MidCap and SVB received warrants to purchase shares of the Company’s common stock equal to 7% of the amount drawn on the credit facility divided by the exercise price of $2.55 per share.  The warrants have a seven year term.  MidCap and SVB also have the right to receive additional warrants if additional amounts are drawn under the facility.

Item 7.01     Regulation FD Disclosure.

A copy of the press release announcing the matters described in Items 2.03 above is attached as Exhibit 99.1 and incorporated herein.  The information in this Item 7.01 and the document attached as Exhibit 99.1 are being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), nor otherwise subject to the liabilities of that section, nor incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No	Description

10.17	Loan and Security Agreement dated July 29, 2011 by and between the Company and MidCap Funding III, LLC.

99.1	Press Release of Bacterin International Holdings, Inc., dated August 1, 2011 entitled “Bacterin Secures $15 Million Credit Facility with MidCap Financial and Silicon Valley Bank”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 1, 2011	BACTERIN INTERNATIONAL HOLDINGS, INC.

By: /s/ Guy S. Cook
Name: Guy S. Cook
Title: President and Chief Executive Officer

Exhibit Index

Exhibit No	Description

10.17	Loan and Security Agreement dated July 29, 2011 by and between the Company and MidCap Funding III, LLC.

99.1	Press Release of Bacterin International Holdings, Inc., dated August 1, 2011 entitled “Bacterin Secures $15 Million Credit Facility with MidCap Financial and Silicon Valley Bank”